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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                  ----------------

                                      FORM 8-K

                                   CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

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          Date of Report (Date of earliest event reported):  May 14, 1999

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                               TRICORD SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)

          Delaware                  0-21366                   41-1590621
     (State of or other           (Commission             (I.R.S. Employer
      jurisdiction of             File Number)           Identification No.)
       incorporation)

         2905 Northwest Boulevard, Suite 20,
                 Plymouth, Minnesota                           55441
       (Address of principal executive offices)              (zip code)

        Registrant's telephone number, including area code:  (612) 557-9005


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ITEM 5.  OTHER EVENTS.

     On May 14, 1999, Tricord Systems, Inc. (the "Company") announced that Rod Canion, Tricord investor and computer industry pioneer, has assumed an active management role in the Company. Effective today, Canion will join the Company's Chairman and Chief Executive Officer John Mitcham in the newly-created Office of the CEO to assist the Company as it accelerates development and marketing efforts to introduce new products into the rapidly-growing storage arena. Additional information is set forth in the press release included as an exhibit to this Report, the text of which is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS.

          99.1 - Press Release dated May 14, 1999.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TRICORD SYSTEMS, INC.


Dated:    May 18, 1999             By /s/ John J. Mitcham
                                      John J. Mitcham
                                      Chairman and Chief Executive Officer


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                                 INDEX TO EXHIBITS

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 Exhibit    Item                                                            Method of Filing
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
   99.1     Press Release dated May 14, 1999..............................  Filed herewith electronically

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